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                   FIRST AMENDMENT TO CREDIT AGREEMENT


                         Dated as of May 13, 1998

                                   Between

           INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA)
       (formerly known as Inter-City Products Corporation (Canada))
                        as Borrower and Loan Party

                                    and

                        G.C. McDONALD SUPPLY LIMITED,
                               as Loan Party

                                    and

                         LENDER OR LENDERS NAMED IN
                            THE CREDIT AGREEMENT
                                 as Lenders

                                    and

                     GENERAL ELECTRIC CAPITAL CANADA INC.
                                 as Agent


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                   FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement dated as of May 13, 1998 (this "FIRST AMENDMENT") between INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA) (formerly known as Inter-City Products Corporation (Canada)), a Canada Corporation ("BORROWER"), G.C. McDONALD SUPPLY LIMITED, an Ontario corporation, ("MCDONALD"), each of the lenders listed on the signature pages hereof or which pursuant to Section 10.2 of the Credit Agreement becomes a "Lender" (each, a "LENDER", and, collectively, "LENDERS"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as agent hereunder for Lenders (in such capacity, together with its successors in such capacity, "AGENT").

RECITALS
A. Borrower, McDonald, Agent and the Lender are parties to a Credit Agreement dated as of December 19, 1996 (the "ORIGINAL CREDIT AGREEMENT".

B. The Borrower has requested that Agent and Lender amend the Original Credit Agreement in order to permit certain Restricted Payments by Borrower to the Borrower's holding body corporate, ICP.

C. Agent and Lender have agreed to grant the Borrower's request and amend the Original Credit Agreement for the purpose described in Recital B of this First Amendment upon the terms and conditions set out in this First Amendment.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 -- INTERPRETATION

1.1     DEFINITIONS.   In addition to the defined terms appearing above,
capitalized terms used in this First Amendment have (unless otherwise provided elsewhere in this First Amendment) the meanings given to them in the Original Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

1.2 INCORPORATION INTO ORIGINAL CREDIT AGREEMENT. The Original Credit Agreement and this First Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.

1.3 SECTION TITLES. The Section titles and Table of Contents contained in this First Amendment are and shall be without substantive meaning or content of any kind whatsoeverand are not a part of this First Amendment.

1.4 INTREPRETATION. Except as otherwise provided for herein, the rules of construction set forth in Annex A of the Credit Agreement shall govern the interpretation of this First Amending Agreement. References to Sections contained in the text of this First Amendment, unless otherwise indicated, are references to the Credit Agreement.

SECTION 2 --  REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATONS AND WARRANTIES. To induce Agent and Lender to enter into this First Amendment, Borrower makes the following representations and warranties to Agent and Lender with respect to itself and McDonald, and McDonald makes the following representations and warranties to Agent and Lender, which representations and warranties shall continue to be effective as of and after the Effective Date and shall be continuously made until the Termination Date:

     (1) the execution, delivery and performance by each Loan Party of this First Amendment are within the corporate powers of the applicable Loan Party, have been duly authorized by all necessary corporate and shareholder action, are not in contravention of any provision of any Loan Partys articles, certificate of incorporation, bylaws or other organizational documents, will not violate any Applicable Laws, will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of any Loan Party; and do not require the consent or approval of any Governmental Body or any other Person;

     (2) this First Amendment has been duly authorized, executed and delivered by each Loan Party and this First Amendment and the Original Credit Agreement, as amended by this First Amendment, constitute legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally; and

     (3) after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

2.2 REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The Loan Partiesrepresent and warrant that the representations and warranties contained in the Credit Agreement are or were correct on the dates made or deemed to be made.

SECTION 3 -- CONDITIONS PRECEDENT

3.1 CONDITIONS TO THE EFFECTIVENESS OF THE FIRST AMENDMENT. This First Amendment shall become effective on the date upon which the following conditions have been fulfilled to the satisfaction of the Agent (the "EFFECTIVE DATE"):

     (1) this First Amendment or counterparts thereof shall have been duly executed by, and delivered to, each Loan Party, Agent and Lender;

     (2) the Agent shall have received copies of and be satisfied with the form and substance of the the following:

             i. a true and correct copy of the ICP Holdings Offering Memorandum; and

             ii. a true and correct copy of the provisions of any agreement binding upon ICP which restricts or could potentially restrict any payment of funds by ICP by way of investment, loan or otherwise to the Borrower.

SECTION 4 -- AMENDMENTS

4.1 AMENDMENTS TO SECTION 6.15 - RESTRICTED PAYMENTS. On and after the Effective Date, Section 6.15 is amended and restated as follows:

        6.15    RESTRICTED PAYMENTS.  No Loan Party shall make any Restricted

        Payment to any Person, other than:

        (a) Restricted Payments to Affiliates who are individuals and serve as directors, officers or employees of any Loan Party consisting of reasonable compensation or indemnification of such Affiliates in the ordinary course and consistent with past practice and Applicable Laws;

        (b) after receipt by Agent of the audited consolidated financial statements of Borrower referred to in ANNEX E for a Fiscal Year of Borrower and a certificate of the Director of Finance


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                of Borrower satisfactory to Agent certifying that no Default or Event of Default has occurred that is continuing or would occur as a result of any proposed Restricted Payment and certifying in reasonable detail the Borrower's compliance on a pro-forma basis with the financial covenants in Annex G after making the proposed Restricted Payment, Restricted Payments by Borrower to ICP not exceeding in the aggregate the lesser of: (i) the EBITDA of Borrower for such Fiscal Year based on such audited financial statements, and (ii) the aggregate of the mandatory scheduled semi-annual interest payments of ICP Holdings pursuant to the ICP Holdings Notes during the Fiscal Year of Borrower following such Fiscal Year; provided that, no Default or Event of Default has occurred that is continuing or would result from any Restricted Payment and Borrowing Availability immediately after making any Restricted Payment would not be less than CDN$1,500,000.

        (d) payments by Borrower to Emerson on account of the Emerson Indebtedness to the extent permitted by the Emerson Postponement, Subordination and Assignment Agreement; and

        (e) payments by any Loan Party on account of any other Indebtedness (not mentioned above) of that Loan Party to the extent permitted under Section 6.3.

SECTION 5 -- AMENDMENTS TO ANNEXES TO CREDIT AGREEMENT

5.1     AMENDMENTS TO SECTION 1 OF ANNEX A - DEFINITIONS; RULES OF
        CONSTRUCTION.

(1) INSERTION OF DEFINITION - "ICP HOLDINGS". On and after the Effective Date, the definition of "ICP HOLDINGS" is inserted into Annex A to the Original Credit Agreement immediately after the definition of "ICP (USA) Acknowledgment and Consent" as follows:

        ICP HOLDINGS means International Comfort Products Holdings, Inc., a wholly owned subsidiary of ICP.

(2) INSERTION OF DEFINITION -- "ICP HOLDINGS NOTES". On and after the Effective Date, the definition of "ICP HOLDINGS NOTES" is inserted into Annex A to the Original Credit Agreement immediately after the definition of "ICP Holdings" as follows:

        ICP HOLDINGS NOTES means the senior notes and the exchange notes issued in exchange therefore, due 2008, in the original aggregate principal amount of USD$150,000,000 and in a maximum aggregate principal amount of USD$225,000,000, bearing interest at the rate of 8.625% per annum, unconditionally guaranteed on a senior basis by ICP, issued or to be issued under the ICP Holdings Offering Memorandum.

(3) INSERTION OF DEFINITION -- "ICP HOLDINGS OFFERING MEMORANDUM". On and after the Effective Date, the definition of "ICP HOLDINGS OFFERING MEMORANDUM" is inserted into Annex A to the Original Credit Agreement immediately after the definition of "ICP Holdings" Notes as follows:

        ICP HOLDINGS OFFERING MEMORANDUM means the Final Offering Memorandum of ICP Holdings dated May 8, 1998 pursuant to which the ICP Notes have been or will be issued.

SECTION 6 -- REAFFIRMATION OF GUARANTEES AND OTHER LOAN DOCUMENTS

6.1     REAFFIRMATION.  The Borrower and each of the Loan Parties acknowledge


and agree that all of the Loan Documents executed and delivered pursuant to the Original Credit Agreement remain in full force and effect and hereby reaffirm all of the terms thereof.

SECTION 7   MISCELLANEOUS

7.1     AMENDMENT OF ORIGINAL CREDIT AGREEMENT.  The Original Credit

 Agreement has not been amended or otherwise modified in any respect except pursuant to this First Amendment, and the Original Credit Agreement, asamended by this First Amendment, is in full force and effect.

7.2 REMEDIES. The rights and remedies of Agent and Lender under this First Amendment shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

7.3 SEVERABILITY. Wherever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this First Amendment shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

7.4 ENUREMENT. This First Amendment shall be binding upon and shall enure to the benefit of, each Loan Party, Agent and Lender and their respective successors and the assigns, transferees and endorsees of Agent and any Lender. Nothing in this First Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this First Amendment.

7.5 FURTHER ASSURANCES. Each Loan Party shall, from time to time, upon each request by Agent, and Agent and Lender shall, from time to time, upon each request by any Loan Partyto Agent, at the Loan Party's cost and expense in each case, make, do, execute, or cause to be made, done or executed, all such further and other lawful acts, documents and assurances whatsoever which Agent or Loan Party, respectively, reasonably determines may be necessary in order to give effect to the provisions, purpose and intent of this First Amendment and to complete the transactions contemplated by this First Amendment.

7.6 GOVERNING LAW. Except as otherwise provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this First Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in such Province, and any laws of Canada applicable therein. Each Loan Party hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claims or disputes between such Loan Party, Agent and Lender pertaining to this First Amendment or to any matter arising out of or relating to this First Amendment; PROVIDED that nothing in this First Amendment shall be deemed to or shall operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the obligations or to enforce a judgment or other court order in favour of Agent. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and each Loan Party hereby waives any objection which such Loan Party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Loan Party hereby waives personal


service of process issued in any such action or suit and agrees that service of process may be made by registered or certified mail addressed to such Loan Party at the address set forth in Section 11.10 of the Credit Agreement and that service so made shall be deemed completed upon the earlier of Borrower' actual receipt thereof or three Business Days after deposit in the Canadian mail, proper postage prepaid; PROVIDED, however, that if service of a process has been made by mail and before the third Business Day after mailing there is a discontinuance or interruption of regular postal service so that such service of process cannot be reasonably expected to be completed within three Business Days after mailing, such service of process shall be deemed to have been completed upon the Loan Party' actual receipt thereof.

7.7 LOAN DOCUMENTS. For greater certainty, this First Amendment constitutes a Loan Document.

7.8 COUNTERPARTS. This First Amendment may be executed in any number of separate counterparts which, collectively, shall constitute one First Amendment.

     IN WITNESS WHEREOF the parties have executed this First Amendment as of the date first written above.

                                            INTERNATIONAL COMFORT PRODUCTS
                                            CORPORATION (CANADA)



                                            By:
                                                -----------------------------
                                            Name:
                                            Title:



                                            G.C. McDONALD SUPPLY LIMITED



                                            By:
                                                -----------------------------
                                            Name:
                                            Title:


                                            GENERAL ELECTRIC CAPITAL CANADA
                                            INC., as Agent



                                            By:
                                                -----------------------------
                                            Name:
                                            Title:


                                            GENERAL ELECTRIC CAPITAL CANADA
                                            INC., as Lender



                                            By:
                                                -----------------------------
                                            Name:
                                            Title:

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